Lease Arrangements (Tables)	12 Months Ended
Dec. 31, 2017
Lease Arrangements
Schedule of future minimum rentals, expected to be earned on non cancellable time charters

        The future minimum rentals, expected to be earned on non-cancellable time charters consisted of the following as at December 31, 2017 (in thousands):

2018	$366,903
2019	307,734
2020	285,637
2021	266,553
2022	223,023
2023 and thereafter	288,140

Total future rentals	$1,737,990